                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              REDBACK NETWORKS INC.
         --------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
                DELAWARE                                77-0438443
----------------------------------------          -----------------------
(STATE OF INCORPORATION OR ORGANIZATION)             (I.R.S. EMPLOYER
                                                  IDENTIFICATION NUMBER)
        1389 MOFFETT PARK DRIVE
         SUNNYVALE, CALIFORNIA                             94089
----------------------------------------          -----------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


If this Form relates to the registration of a               If this Form relates to the registration of a class
class of debt securities and is effective upon              of debt securities and is to become effective
filing pursuant to General Instruction A(c)(1)              simultaneously with the effectiveness of a
please check the following box. [ ]                         concurrent registration statement under the
                                                            Securities Act of 1933 pursuant to General
                                                            Instruction A(c)(2) please check the following
                                                            box. [ ]

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

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
        TITLE OF EACH CLASS                  NAME OF EACH EXCHANGE ON WHICH
        TO BE SO REGISTERED                  EACH CLASS IS TO BE REGISTERED

           Not Applicable                            Not Applicable
-----------------------------------     ----------------------------------------
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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                        COMMON STOCK, $0.0001 PAR VALUE
--------------------------------------------------------------------------------
                                (TITLE OF CLASS)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-74479).

ITEM 2. EXHIBITS.

EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
 3.1      Certificate of Incorporation of Registrant, as amended to date -
          incorporated herein by reference to Exhibit 3.1 to the Company's
          Registration Statement on Form S-1 (File No. 333-74479).

 3.2 Form of Restated Certificate of Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.2 to the Company's
          Registration Statement on Form S-1 (File No. 333-74479).

 3.3 Bylaws of Registrant - incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1 (File No.
          333-74479).

 3.4      Form of Amended and Restated Bylaws of Registrant to be effective upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.4 to the Company's Registration
          Statement on Form S-1 (File No. 333-74479).
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

                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       REDBACK NETWORKS INC.


Date: April 21, 1999                   By: /s/ DENNIS L. BARSEMA
                                          -------------------------------------
                                          Dennis L. Barsema
                                          President and Chief Executive Officer